LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JULY 1, 2012

TO THE SUMMARY PROSPECTUS, DATED JULY 1, 2012, OF

WESTERN ASSET EMERGING MARKETS DEBT FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated July 1, 2012, as supplemented on July 1, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated July 1, 2012, as supplemented on July 1, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated February 29, 2012, are incorporated by reference into this Summary Prospectus.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus.

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. All references to Class C shares in the Summary Prospectus shall instead be read as referring to Class C1 shares. Following the reclassification, Class C1 shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

Effective August 1, 2012, Class R1 shares will be reclassified as new Class C shares. All references to Class R1 shares in the Summary Prospectus shall instead be read as referring to new Class C shares.

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